Exhibit 99.2
First Quarter 2010 Earnings Conference Call April 21, 2010

4/20/2010 Proprietary and Confidential 2 Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, further deterioration in economic conditions and freight demand, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, continued decline in economic and market conditions affecting contractual lease demand, changes in market demand in the commercial rental market and the sale of used vehicles, customer acceptance or competition, customer retention levels, unexpected volume declines, automotive plant shutdowns and shift eliminations, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs resulting from volatile financial markets, unfavorable market conditions affecting the timing and impact of share repurchases, lack of accretive acquisition opportunities, inability to achieve planned synergies and customer retention levels from acquisitions, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, changes in general economic conditions, further decline in pension plan returns, changes in obligations relating to multi-employers plans, sudden or unusual changes in fuel prices, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

4/20/2010 Proprietary and Confidential 3 Contents First Quarter 2010 Results Overview Asset Management Update Earnings Outlook Q & A

4/20/2010 Proprietary and Confidential 4 1st Quarter Results Overview Earnings per diluted share from continuing operations were $0.24 in 1Q10 vs. $0.20 in 1Q09 1Q09 included a $0.10 charge related to restructuring and other items Comparable earnings per share from continuing operations were $0.24 in 1Q10 vs. $0.30 in 1Q09 Total revenue increased 4% vs. prior year, reflecting higher fuel prices and favorable foreign exchange rate movements, partially offset by lower fuel volumes Operating revenue remained flat vs. prior year as favorable foreign exchange rate movements offset lower full service lease revenue

4/20/2010 Proprietary and Confidential 5 1st Quarter Results Overview Fleet Management Solutions (FMS) total revenue up 2% (but operating revenue down 2%) vs. prior year Contractual revenue down 3%; down 4% excluding foreign exchange Full service lease revenue down 2%, down 4% excluding foreign exchange Contract maintenance revenue decreased 4% Commercial rental revenue up 2%; flat excluding foreign exchange Fuel revenue up 21% due primarily to price increase partially offset by volume decrease FMS net before tax earnings (NBT) down 28% FMS NBT percent of operating revenue down 110 basis points to 3.2% FMS earnings negatively impacted by lower full service lease performance (due to fewer units and higher maintenance costs on older fleet) and higher depreciation expense per unit, partially offset by better used vehicle results, improved commercial rental results, and lower retirement plans expense

4/20/2010 Proprietary and Confidential 6 1st Quarter Results Overview Supply Chain Solutions (SCS) total revenue up 10% vs. prior year due to higher automotive volumes and favorable foreign exchange rate movements SCS operating revenue up 4% reflecting favorable foreign exchange rate movements and higher automotive volumes, partially offset by customer account rationalization from prior year SCS net before tax earnings (NBT) were $7.0M SCS NBT percent of operating revenue up 220 basis points to 2.9% SCS earnings benefited from improved automotive volumes Dedicated Contract Carriage (DCC) total revenue up 1% due to higher fuel cost pass- throughs; however, operating revenue down 1% due to contract non-renewals DCC net before tax earnings (NBT) down 28% DCC NBT percent of operating revenue down 250 basis points to 6.6% DCC earnings negatively impacted by higher self-insurance costs, accrued compensation expense and costs associated with new technology initiatives

4/20/2010 Proprietary and Confidential 7 Key Financial Statistics First Quarter ($ Millions, Except Per Share Amounts) Note: Amounts throughout presentation may not be additive due to rounding. Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Includes discontinued operations and restructuring charges.

4/20/2010 Proprietary and Confidential 8 Business Segments First Quarter Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items, The applicable portion of the restructuring and other items that related to each segment was as follows: FMS - ($1.7), SCS - ($4.8), DCC - ($0.1) and CSS - ($0.1) in 2009. ($ Millions)

4/20/2010 Proprietary and Confidential 9 Capital Expenditures from Continuing Operations First Quarter ($ Millions)

4/20/2010 Proprietary and Confidential 10 Cash Flow from Continuing Operations First Quarter ($ Millions) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. Free Cash Flow excludes acquisitions and changes in restricted cash.

4/20/2010 Proprietary and Confidential 11 Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $409 million as of 3/31/10, $412 million as of 12/31/09 and $477 million as of 3/31/09. The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $121 million as of 3/31/10, $119 million as of 12/31/09 and $148 million as of 3/31/09. Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. ($ Millions) (1) (2)

4/20/2010 Proprietary and Confidential 12 Contents First Quarter 2010 Results Overview Asset Management Update Earnings Outlook Q & A

4/20/2010 Proprietary and Confidential 13 Units held for sale were 6,800 at quarter end; down 28% from 9,500 units held for sale in the prior year Units held for sale were down 1% from 6,900 at the end of the prior quarter The number of used vehicles sold in the first quarter was 4,700, up 4% compared with prior year Number of used vehicles sold were down 10% from 5,200 at the end of the prior quarter Proceeds per unit were down 4% for tractors and up 12% for trucks in the first quarter compared with prior year (excluding the impact of exchange rates) Proceeds per unit were up 7% for tractors and 15% for trucks vs. the prior quarter Vehicles no longer earning revenue were 9,800 at quarter end; down 4,200 or 30% from the prior year Vehicles no longer earning were flat vs. the prior quarter Average first quarter total commercial rental fleet was down 12% year-over-year Global Asset Management Update (1) (1) Units rounded to nearest hundred.

4/20/2010 Proprietary and Confidential 14 Contents First Quarter 2010 Results Overview Asset Management Update Earnings Outlook Q & A

4/20/2010 Proprietary and Confidential 15 EPS Forecast - Continuing Operations ($ Earnings Per Share) Non-GAAP financial measure. (Comparable EPS in FY09 excludes an International impairment charge of $0.12, tax benefits of $0.11 and restructuring charges of $0.07). Revising full year 2010 forecast range Current forecast is as follows:

4/20/2010 Proprietary and Confidential 16 Q&A

4/20/2010 Proprietary and Confidential 17 Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Non GAAP Financial Measures & Reconciliations

4/20/2010 Proprietary and Confidential 18 Fleet Management Solutions (FMS) First Quarter ($ Millions)

4/20/2010 Proprietary and Confidential 19 Supply Chain Solutions (SCS) First Quarter ($ Millions)

4/20/2010 Proprietary and Confidential 20 Dedicated Contract Carriage (DCC) First Quarter ($ Millions)

4/20/2010 Proprietary and Confidential 21 Central Support Services (CSS) First Quarter ($ Millions)

4/20/2010 Proprietary and Confidential 22 Balance Sheet ($ Millions)

4/20/2010 Proprietary and Confidential 23 U.S. Asset Management Update (a) U.S. only Excludes early terminations where customer purchases vehicle Current year statistics may exclude some units due to a lag in reporting (b) Number of Units Redeployments Extensions Early Terminations Early Replacements 1Q05 871 809 1112 431 1Q06 927 857 1020 336 1Q07 765 569 905 881 1Q08 1061 1210 1269 348 1Q09 896 1521 1684 297 1Q10 1485 2088 1334 245 (c) (c)

4/20/2010 Proprietary and Confidential 24 Free Cash Flow 1054 835 949 1091 1381 1179 1252 1685 1571 1282 1305 2000 2001 2002 2003 2004 2005 2006 2007 2008 Financial Indicators Forecast (1) (1) Obligations to Equity include acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (3) 2000-2004 not restated for discontinued operations. (4) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. Gross Capital Expenditures (3) ($ Millions) Total Cash Generated (2) (3) Total Obligations to Equity Ratio (2) Free Cash Flow Revenue Earning Equipment 1164 530 471 679 1105 1324 1688 1119 1154 555 1033 PP&E/Other 125 127 129 46 60 75 69 63 111 56 90 $1,289 $600 $725 $1,165 $657 $1,399 $1,182 2000 2001 2002 2003 2004 2005 Memo: Free Cash Flow (2) (3) PP&E/Other $1,757 2006 2007 2008 $1,265 2009 2010 Forecast Midpoint 2010 Forecast Midpoint 2009 $611 131 367 357 289 (208)(4) 381 (242) (439) 341 630 250 $1,123 Balance Sheet Debt to Equity 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Forecast Midpoint 275% 146% 129% 234% 151% 157% 168% 225% 183% 160% 201% Significant and predictable cash generation Invest in growth (organic, acquisitions) Over time appropriately move financial leverage towards long term target of 250-300% Total Obligations to Equity

4/20/2010 Proprietary and Confidential 25 Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 7 Earnings Before Restructuring and Income Taxes Earnings before income taxes from Continuing Operations Business Segments 8 Comparable Earnings / EPS from Continuing Operations Earnings / EPS from Continuing Operations EPS, Earnings and Tax Rate from Continuing Operations Reconciliation 26 Comparable NBT / Tax Rate NBT / Tax Rate EPS, Earnings and Tax Rate from Continuing Operations Reconciliation 26 Adjusted Return on Capital Net Earnings Adjusted Return on Capital Reconciliation 27 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow Reconciliation 30-31 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Ratio Debt to Equity Reconciliation 11 28-29 FMS / SCS / DCC Operating Revenue and Segment NBT as % of Operating Revenue FMS / SCS / DCC Total Revenue and Segment NBT as % of Total Revenue Fleet Management Solutions / Supply Chain Solutions / Dedicated Contract Carriage 18-20

4/20/2010 Proprietary and Confidential 26 EPS, Earnings and Tax Rate from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share)

4/20/2010 Proprietary and Confidential 27 Adjusted Return on Capital Reconciliation (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) Represents comparable earnings items for those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. ($ Millions)

4/20/2010 Proprietary and Confidential 28 Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. ($ Millions)

4/20/2010 Proprietary and Confidential 29 Debt to Equity Reconciliation ($ Millions) Note: Amounts may not recalculate due to rounding.

4/20/2010 Proprietary and Confidential 30 ($ Millions) Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Amounts have not been recasted for discontinued operations. (5) Free Cash Flow excludes acquisitions and changes in restricted cash.

4/20/2010 Proprietary and Confidential 31 ($ Millions) Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Free Cash Flow excludes acquisitions and changes in restricted cash.

4/20/2010 Proprietary and Confidential 32